EXHIBIT 32
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
THE CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of International Lottery & Totalizator Systems, Inc. (the “Company”) hereby certify that:
     (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 25, 2006

By:	/s/ Jeffrey M. Johnson Jeffrey M. Johnson
Acting President and Chief Executive Officer

/s/ T. Linh Nguyen T. Linh Nguyen
Acting Chief Financial Officer and Corporate Secretary